October 25, 2007

THE DREYFUS/LAUREL FUNDS TRUST - DREYFUS PREMIER MANAGED INCOME FUND

Supplement to Prospectus dated May 1, 2007

     The Board of Trustees of The Dreyfus/Laurel Funds Trust (the “Trust”) has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the Trust, on behalf of Dreyfus Premier Managed Income Fund (the “Fund”), and Dreyfus Investment Grade Funds, Inc., on behalf of Dreyfus Intermediate Term Income Fund (the “Acquiring Fund”). The Agreement provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”).

     If the Reorganization is consummated, the Acquiring Fund will be renamed Dreyfus Premier Intermediate Term Income Fund and will change its multiple class distribution structure to conform to that of other Dreyfus-managed Premier funds, including the Fund. More specifically, the Acquiring Fund’s Investor and Institutional shares will be redesignated as Class A and Class I shares, respectively, and the Acquiring Fund will adopt Class B and Class C shares as new classes of shares. Holders of Class A, B, C and I shares of the Fund will receive the corresponding class of shares of the Acquiring Fund in the Reorganization.

     It is currently contemplated that holders of Fund shares as of December 21, 2007 (the “Record Date”) will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about February 27, 2008. If the Agreement is approved, the Reorganization will become effective on or about March 27, 2008.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-645-6561.